                         PAPP AMERICA-ABROAD FUND, INC.
                                 A No-Load Fund



                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997



                                                        Managed by:
                                                        L. Roy Papp & Associates
                                                        4400 North 32/nd/ Street
                                                        Suite 280
                                                        Phoenix, AZ  85018
                                                        (602)956-1115 Local
                                                        (800)421-4004

         COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP
            AMERICA-ABROAD FUND, INC. AND THE MORGAN STANLEY WORLD
                                     INDEX

         -------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURN
         -------------------------------------------------------
                                                         Since
                             1 Year       5 Year       Inception
         -------------------------------------------------------
         Papp America-
         Abroad Fund         26.2%        21.6%          20.4%
         -------------------------------------------------------
         Morgan Stanley
         World Index         15.4%        15.7%          14.0%
         -------------------------------------------------------



                             [GRAPH APPEARS HERE]

         Year           Papp America-Abroad Fund   Morgan Stanley World Index

      12/6/91                   10                           10
         1991                   10.994                       10.72
         1992                   11.811                       10.158
         1993                   11.803                       12.45
         1994                   12.725                       13.079
         1995                   17.44                        15.848
         1996                   22.262                       17.985
      6/30/97                   28.084                       20.751


                       Papp America-Abroad Fund $28,084
                      Morgan Stanley World Index $20,751

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
--------------------------------------------------------------------------------
* This Fund's performance is measured against that of the Morgan Stanley World Index. Approximately 53% of the earnings of the companies in the Fund's portfolio are derived from foreign sources and 47% are derived from United States sources. The Morgan Stanley World Index includes 59% foreign companies and 41% United States companies.

                         Papp America-Abroad Fund, Inc.


Dear Fellow Shareholder:

Our Fund did well during the first six months of this year. Per share net asset value increased from $20.11 at the beginning of the year to $25.38 on June 30, or 26.2%. For the same period the Morgan Stanley World Index increased 19.0% and the Standard & Poor's 500 Stock Index increased 20.7%. As the chart on the opposite page indicates, since inception on December 6, 1991, we were up 181.0%. These results far outpace those of the World Index, against which we measure ourselves, which was up 114.7%. For the same period, the S&P 500 was up 170.3%.

We did not pay a dividend from investment income on June 30, nor did we distribute any realized capital gains because we had none to speak of. Many of our companies have not increased their dividends, or have done so only modestly. They believe that because of high income tax rates, it is in their stockholders' best interests to repurchase their own shares and modernize their facilities to produce long-term capital gains which are taxed at a lower rate. These factors, together with the higher prices of our portfolio securities, have resulted in a near offset between the Fund's expenses and its income from investments. On our part, we attempt to keep portfolio turnover low. Our companies have been meeting, and in many instances exceeding, our sales and earnings expectations and we see no reason to sell them only to create distributions upon which you must pay taxes.

Today, the media writes about the fine shape in which the economy finds itself. We believe globalization is the engine driving this economy and that, coupled with rapid advances in informational and medical technology, this will continue to be the case for at least the next 20 years. Our Fund is specifically designed to benefit from these conclusions. We purchase growth companies that have a lot of their activities outside the U.S. While the origin of a multinational company is far less important than the quality of that company and the ability of its management, it just so happens that a big majority of the best companies in the world are United States domiciled. This is best illustrated by the fact that of the 100 largest companies in the world, based on sales, only 24 are American; however, those 24 produced 50% of the earnings. Of the ten most profitable companies in the world, seven are American. While we do own a few quality foreign companies, the vast majority of our holdings will continue to be United States based.

Finally, I want to welcome the many new shareholders who purchased our Fund since the first of the year. I hope you share our belief that the purchase and retention of high quality growth stocks, coupled with low portfolio turnover, will in the long run produce excellent investment results.

                              Best Regards,


                              /s/ L. Roy Papp
                              _____________________
                              L. Roy Papp, Chairman
                              July 22, 1997


P.S. At this writing, the Fund's per share net asset value is $26.81, an increase of 33.3% for the year.

                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997
                                  (Unaudited)

                                                                       Number      Market
                           Common Stocks                              of Shares     Value
--------------------------------------------------------------------  ---------  -----------

Industrial Services (12.5%)
 Air Express International
  (Air freight forwarding)                                              145,000  $ 5,763,750
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                      122,000    7,480,125
 Manpower, Inc.
  (Provider of non-government employment services)                      145,000    6,452,500
                                                                                 -----------
                                                                                  19,696,375
                                                                                 -----------
Computers and Software (11.5%)
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and medical
  electronic equipment)                                                 127,700    7,151,200
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers, and
  memory chips)                                                          49,000    6,948,813
 Microsoft Corporation*
  (Personal computer software)                                           32,000    4,044,000
                                                                                 -----------
                                                                                  18,144,013
                                                                                 -----------
Health Care (11.0%)
 Abbott Laboratories
  (Healthcare products)                                                  70,000    4,672,500
 Johnson & Johnson
  (Healthcare products)                                                 100,000    6,437,500
 Merck & Company
  (Ethical drugs and specialty chemicals)                                60,000    6,210,000
                                                                                 -----------
                                                                                  17,320,000
                                                                                 -----------
Electrical Equipment (8.1%)
 General Electric Co.
  (Diversified industrial company)                                      110,000    7,191,250
 Emerson Electric Company
  (Manufacturer of electrical and electronic products and systems)      100,000    5,506,250
                                                                                 -----------
                                                                                  12,697,500
                                                                                 -----------
Telecommunications (7.0%)
 Hong Kong Telecommunications, Ltd.
  (International telecommunications services)                           180,000    4,207,500
 Motorola, Inc.
  (Manufacturer of electronic equipment)                                 90,000    6,840,000
                                                                                 -----------
                                                                                  11,047,500
                                                                                 -----------
Distributors (6.9%)
 Arrow Electronics, Inc.*
  (Distributor of electronic components and computer products)          100,000    5,312,500
 Sigma-Aldrich Corp.
  (Develops, manufactures, and distributes specialty chemicals)         158,000    5,539,875
                                                                                 -----------
                                                                                  10,852,375
                                                                                 -----------

*Non-income producing security.

                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997
                                  (Unaudited)

                                                                                     Number       Market
            Common Stocks (continued)                                               of Shares      Value
--------------------------------------------------                                 -----------   ---------

Industrial Components (6.5%)
 Illinois Tool Works, Inc.
  (Manufacturer of tools, fasteners, and packaging systems)                           100,000     4,993,750
 Millipore Corporation
  (Leading supplier of purification products)                                         120,000     5,280,000
                                                                                               ------------
                                                                                                 10,273,750
                                                                                               ------------
Consumer Products (5.2%)
 Gillette Company
  (Personal care products and batteries)                                               16,000     1,516,000
 Procter & Gamble Company
  (Household, personal care, and food products)                                        10,400     1,469,000
 Unilever Group
  (Producer and marketer of branded and packaged consumer goods)                       24,000     5,232,000
                                                                                               ------------
                                                                                                  8,217,000
                                                                                                  ---------
Restaurants (3.9%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                                             130,000     6,280,625
                                                                                               ------------

Consumer Services (3.9%)
 Service Corporation International
  (Funeral service, cemetery owner/operator)                                          185,000     6,081,875
                                                                                               ------------

Financial Services (3.8%)
 State Street Corporation
  (Provider of U.S. and global securities custodial services)                         128,000     5,920,000
                                                                                               ------------

Food and Beverage (3.1%)
 CPC International
  (International food processor)                                                       40,000     3,692,500
 Coca Cola Company
  (Dominant international soft drink company)                                          18,600     1,255,500
                                                                                               ------------
                                                                                                  4,948,000
                                                                                               ------------
Miscellaneous (12.3%)
 Exxon Corp.
  (Worldwide integrated oil company)                                                   31,000     1,906,500
 Mattel, Inc.
  (Toy manufacturer)                                                                  200,000     6,775,000
 Amway Asia Pacific, Inc.
  (Direct marketing of household and personal items in Asia)                          125,000     5,453,125
 Viking Office Products
  (Direct international marketer of office products to small and
  medium sized businesses)                                                            280,000     5,320,000
                                                                                               ------------
                                                                                                 19,454,625
                                                                                               ------------

Total Common Stocks - 95.7%                                                                     150,933,638

Cash and Other Assets, Less Liabilities - 4.3%                                                    6,821,347
                                                                                               ------------

Net Assets                                                                                     $157,754,985
                                                                                               ============

Net Asset Value Per Share
 (Based on 6,216,580 shares outstanding at June 30, 1997)                                      $      25.38
                                                                                               ============

                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997
                                  (Unaudited)



                                     ASSETS

Investment in securities at market value (identified
 cost $126,700,288 at June 30, 1997) (Note 1)                    $150,933,638
Cash                                                               11,758,617
Dividends and interest receivable                                     201,760
                                                                 ------------
          Total assets                                           $162,894,015
                                                                 ============

                                  LIABILITIES

Redemptions Payable                                              $  622,371
Payable for investment securities purchased                       4,393,438
Accrued Expenses                                                    123,221
                                                                 ----------

          Total Liabilities                                      $5,139,030
                                                                 ==========

                                   NET ASSETS

Paid-in capital applicable to 6,216,580 outstanding
 shares at June 30, 1997                                         $133,521,635
Net unrealized gain on investments                                 24,233,350
                                                                 ------------
          Net assets                                             $157,754,985
                                                                 ============

Net Asset Value Per Share (net assets/shares
 outstanding)                                                    $      25.38
                                                                 ============




   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (Unaudited)


INVESTMENT INCOME:
 Dividends                                                $   415,669
 Interest                                                      59,795
 Foreign taxes withheld                                        (5,527)
                                                          -----------

          Total investment income                             469,937
                                                          -----------

EXPENSES:
 Management fee (Note 3)                                      310,328
 Filing fees                                                   29,107
 Custodial                                                     10,771
 Accounting                                                     6,830
 Transfer agent fees                                            3,507
 Directors' attendance fees                                     2,500
 Postage and Printing                                           2,042
 Legal                                                            748
 Other fees                                                    22,078
                                                          -----------

          Total expenses                                      387,911
                                                          -----------

Net investment income                                          82,026
                                                          -----------

REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS:
  Proceeds from sales of securities                         2,028,988
  Cost of securities sold                                   2,047,195
                                                          -----------
  Net realized loss on investments sold                       (18,207)

  Net change in unrealized gain on investments             14,873,469
                                                          -----------

Net realized and unrealized gain/(loss) on investments     14,855,262
                                                          -----------

Net increase in net assets resulting from operations      $14,937,288
                                                          ===========

   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996
                                  (Unaudited)

                                                       Six months ended        Year ended
                                                         June 30, 1997     December 31, 1996
                                                       ----------------    -----------------
FROM OPERATIONS:
 Net investment income                                   $     82,026         $    10,514
 Net realized gain/(loss) on investments sold                 (18,207)          1,034,321
 Net change in unrealized gain on investments              14,873,469           4,034,187
                                                         ------------         -----------

          Increase in net assets resulting from
           operations                                      14,937,288           5,079,022
                                                         ------------         -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                            -               (10,514)
 Net realized gain on investments sold                            -            (1,034,321)
                                                         ------------         -----------

          Total distributions to shareholders                     -            (1,044,835)
                                                         ------------         -----------

FROM SHAREHOLDER TRANSACTIONS:
 Proceeds from sale of shares                             120,373,335           9,114,588
 Net asset value of shares issued to shareholders
  in reinvestment of net investment income and
  net realized gain on investments sold                           -               996,559
 Payments for redemption of shares                         (7,179,135)           (510,144)
                                                         ------------         -----------

          Increase in net assets resulting
           from share transactions                        113,194,200           9,601,043
                                                         ------------         -----------

Total increase in net assets                              128,131,488          13,635,230

Net assets at beginning of the period                      29,623,497          15,988,267
                                                         ------------         -----------

Net assets at end of period                              $157,754,985         $29,623,497
                                                         ============         ===========

   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997
                                  (Unaudited)



(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     (a)     Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (b)     Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)          DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

On December 18, 1996, a dividend of approximately $.0073 a share, aggregating $10,514 was declared from net investment income earned during 1996. A distribution was also declared from net realized long-term capital gains of approximately $.2713 a share, aggregating $388,302. Also a distribution was declared from net realized short-term capital gains of approximately $.0723 a share, aggregating $102,964. The dividend and distribution were paid on December 31, 1996, to shareholders of record on December 17, 1996.

On June 20, 1996, a distribution of approximately $.50 a share, aggregating $543,055, was declared from net realized capital gains earned during 1996. The distribution was paid on June 28, 1996, to shareholders of record on June 19, 1996.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

(3)          TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with
L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $3,507 in 1997 and $3,872 in 1996, from the manager for its services as shareholder services and transfer agent.

The Fund's independent directors receive $650 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the six months ended June 30, 1997 and the year ended December 31, 1996, investment transactions excluding short-term investments were as follows:

                                   1997         1996
                               ------------  -----------

          Purchases at cost    $108,930,108  $10,809,437
          Sales                   2,028,987    2,583,120

(5) CAPITAL SHARE TRANSACTIONS:

At June 30, 1997, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                 Proceeds       Shares
                                               -------------  ----------
     Six months ended June 30, 1997
     Shares issued                             $120,373,335   5,052,982
     Dividends and distributions reinvested             -           -
     Shares redeemed                             (7,179,135)   (309,441)
                                               ------------   ---------

          Net increase                         $113,194,200   4,743,541
                                               ============   =========

     Year ended December 31, 1996
     Shares issued                             $  9,114,588     478,153
     Dividends and distributions reinvested         996,599      52,290
     Shares redeemed                               (510,144)    (27,965)
                                               ------------   ---------

          Net increase                         $  9,601,043     502,478
                                               ============   =========

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                June 30,    December 31,
                                                  1997          1996
                                              ------------  ------------

          Market value                        $150,933,638   $29,177,255
          Original cost                        126,700,288    19,817,375
                                              ------------   -----------

               Net unrealized appreciation    $ 24,233,350   $ 9,359,880
                                              ============   ===========

As of June 30, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $24,426,196 and gross unrealized losses on investments in which cost exceeded market value totaled $192,846.

As of December 31, 1996, gross unrealized gains on investments in which market value exceeded cost totaled $9,467,081 and gross unrealized losses on investments in which cost exceeded market value totaled $107,201.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.


                               Six Months                           Year Ended December 31,                             Period Ended
                                  Ended       ----------------------------------------------------------------------    December 31,
                                  1997           1996           1995           1994           1993           1992         1991 (A)
                              ------------    -----------    -----------    -----------    -----------    ----------    ------------

Net asset value, beginning
 of period                    $      20.11    $     16.47    $     12.24    $     11.45    $     11.67    $    10.98    $    10.00
Income from operations:
 Net investment income               ---              .01            .04            .10            .10           .11           .02
 Net realized and unrealized
   gain (loss) on
    investments                       5.27           4.48           4.52            .79           (.11)          .71           .98
                              ------------    -----------    -----------    -----------    -----------    ----------    ----------

     Total from operations            5.27           4.49           4.56            .89           (.01)          .82          1.00

Less distributions:
 Dividend from net
  investment
  Income                             ---             (.01)          (.04)          (.10)          (.09)         (.11)         (.02)
 Distribution of net
  realized
  Gain                               ---             (.84)          (.29)         ---             (.12)         (.02)        ---
                              ------------    -----------    -----------    -----------    -----------    ----------    ----------

     Total distributions             ---             (.85)          (.33)          (.10)          (.21)         (.13)         (.02)

Net asset value, end of
 period                       $      25.38    $     20.11    $     16.47    $     12.24    $     11.45    $    11.67    $    10.98
                              ============    ===========    ===========    ===========    ===========    ==========    ==========

     Total return                    26.21%         27.65%         37.05%          7.77%         (.08)%         7.44%         9.94%
                              ============    ===========    ===========    ===========    ===========    ==========    ==========

Ratios/Supplemental Data:
 Net assets, end of period    $157,754,985    $29,623,497    $15,988,267    $11,573,197    $10,934,293    $5,013,407    $1,369,899
 Expenses to average
  net assets (B)                    1.22%*           1.25%          1.22%          1.25%          1.25%         1.25%       1.25%*
 Net investment income to
  average net assets (C)            1.48%*           1.30%          1.50%          2.07%          2.28%         2.28%       4.51%*
 Portfolio turnover rate            6.12%*          12.29%         26.65%         16.00%          8.00%        16.00%         0.00%
 Average commission rate
  (per share)                 $     0.0266    $    0.0487

      * Annualized
     (A) From the date of commencement of operations (December 6, 1991).
     (B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30%, 1.30%, 1.33%, 3.16%, and 2.07% for the years ended December 31,
         1996, 1994, 1993, 1992 and the period ended December 31, 1991.
     (C) Computed giving effect to investment adviser's expense limitation undertaking.

                              FACTS ABOUT THE FUND


Investment Objective

The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The Investment Adviser

The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $846 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the Firm is solely in the investment management business. The Firm is an independent general partnership. Of its ten general partners, seven are Chartered Financial Analysts (CFAs).

Experienced Management

The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 42 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 19 years experience in security and financial analysis. She holds a Master of Management degree in Finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan.
She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"Pure" No-Load

The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

Suitability

The Fund is suitable only for long-term investors seeking capital appreciation and increased dividend income over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                         PAPP AMERICA-ABROAD FUND, INC.

                                   Directors
          James K. Ballinger                       L. Roy Papp
          Amy S. Clague                            Rosellen C. Papp
          Robert L. Mueller                        Bruce C. Williams
          Harry A. Papp

                                    Officers
          Chairman - L. Roy Papp                   President - Harry A. Papp

                                Vice Presidents
          Victoria S. Cavallero                    Robert L. Mueller
          George D. Clark, Jr.                     Rosellen C. Papp
          Jeffrey N. Edwards                       Bruce C. Williams
          Robert L. Hawley

                         Secretary - Robert L. Mueller
                   Assistant Secretary - Barbara D. Perleberg
                          Treasurer - Rosellen C. Papp
                      Assistant Treasurer - Julie A. Hein

                               Investment Adviser
                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                       Web address: http//www.roypapp.com
                       Email address: invest@roypapp.com

                                   Custodian
                            Founders Bank of Arizona
                         7335 E. Doubletree Ranch Road
                           Scottsdale, Arizona 85258

                    Shareholder Services and Transfer Agent
                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                                 (800) 421-4004

                         Independent Public Accountants
                              Arthur Andersen LLP
                       2 North Central Avenue, Suite 1000
                            Phoenix, Arizona  85004

                                 Legal Counsel
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                            Chicago, Illinois  60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.